Exhibit (10)(b)

Freedman, Levy, Kroll & Simonds

                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 15 to the Form N-4 Registration Statement of Allstate Life of New York Variable Annuity Account II (File No. 033-35445).


                                    /s/FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
April 26, 1999